                                                                    Exhibit 99.3



                          ALTERNATE VOTING AGREEMENT

          VOTING AGREEMENT, dated as of June 24, 1998, between Mylan Laboratories Inc., a Pennsylvania corporation ("Parent"), and Mark J. Gabrielson, individually and in his capacity as the general partner of Prince Ventures L.P. ("Ventures"), the general partner of Prince Venture Partners III, L.P. (the "Stockholder").

          WHEREAS, Parent and Penederm Incorporated, a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger, dated the date hereof (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of MLI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Subsidiary"), with the Company (the "Merger");

          WHEREAS, the Stockholder is the beneficial owner of the number of shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") set forth on Schedule A hereto; such securities, as they may be adjusted by stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by the Company, together with securities that may be acquired after the date hereof by the Stockholders, including Company Common Stock issuable upon the exercise of options to purchase Company Common Stock (as the same may be adjusted as aforesaid), being collectively referred to herein as the "Securities"; and

          WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Subsidiary have requested that the Stockholder enter into this Agreement (capitalized terms not otherwise defined herein shall have the meanings set forth in the Merger Agreement);

          NOW, THEREFORE, to induce Parent and Subsidiary to enter into, and in consideration of them entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein and intending to be legally bound hereby, the parties hereby agree as follows:

1.  COVENANTS OF THE STOCKHOLDER.  Stockholder agrees as follows:

(a) Except as contemplated by the terms of this Agreement (including, without limitation to Section 1(d)), Stockholder shall not, (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any agreement, option or other arrangement (including any profit sharing arrangement) or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, the Securities to any person other than Parent or Parent's designee, (ii) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Securities or (iii) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby; provided, however, that the Stockholder may transfer all or any part of his Securities to any sibling or any other member of his immediate family, any of his lineal descendants or any trust for the benefit of any of them, if the recipient of the Securities agrees in advance in writing delivered to Parent to be bound by this Agreement.

(b) Until the Merger is consummated or the Merger Agreement is terminated, the Stockholder shall not, nor shall the Stockholder permit any investment banker, financial adviser, attorney, accountant or other representative or agent acting on behalf of or at the direction of the Stockholder (a "Stockholder Representative") to, directly or indirectly (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action designed or reasonably likely to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal (as defined in the Merger Agreement) or (ii) participate in any discussions or negotiations regarding any Takeover Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by a Stockholder Representative shall be deemed to be a violation of this
     Section 1(b) by the Stockholder.

(c) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought from the stockholders of the Company, Stockholder shall, including by initiating a written consent solicitation if requested by Parent, vote (or cause to be voted) such Stockholder's Securities in favor of approving the Merger, the adoption of the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement and the calling of a special meeting of the stockholders of the Company to consider any of the foregoing. At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which Stockholder's vote, consent or other approval is sought, Stockholder shall vote (or cause to be voted) Stockholder's Securities against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or license of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal (as defined in the Merger Agreement) (collectively, "Alternative Transactions"), or (ii) any amendment of the Company's Certificate of Incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries or any motion at a meeting of stockholders of the Company, which amendment or other proposal or transaction or motion would in any manner impede, frustrate, prevent or nullify, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement including any consent to the treatment of any Securities in or in connection with such transaction (collectively, "Frustrating Transactions").

(d) Notwithstanding Sections 1(a) and (c), Parent and Subsidiary in reliance upon Stockholder's representations and warranties contained in Section 3(e), agree that: (i) Stockholder may cause the Distribution (as defined in Section 3(e)) to be made; and (ii) upon the effective date of the Distribution (or such earlier date, if any, as any Securities are required to be distributed in the event of an amendment of the Prince Partnership Agreement), Stockholder shall cease to be bound by Section 1(c), and the irrevocable proxy granted by Section 2 shall terminate, with respect to any vote or consent that has not yet occurred (whether or not the applicable

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     record date has passed) and each Distributee (as defined in Section 3(e))
     shall be free to vote or consent as such Distributee chooses; provided,
                                                                   --------
     however, that Stockholder shall continue to be bound by all provisions of
     -------
     this Agreement with respect to any other Securities over which he retains the power to vote after the effective date of the Distribution.

2.   GRANT OF IRREVOCABLE PROXY COUPLED WITH AN INTEREST; APPOINTMENT OF PROXY.

(a) Stockholder hereby irrevocably grants to, and appoints, any individual who shall be designated by Parent, and each of them, Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote Stockholder's Securities, or grant a consent or approval in respect of such Securities, at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought,
     (i) in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement and the calling of a special meeting of the stockholders of the Company to consider any of the foregoing, and (ii) against any Alternative Transaction or Frustrating Transaction.

(b) Stockholder represents that any proxies heretofore given in respect of Stockholder's Securities are not irrevocable, and that any such proxies are hereby revoked.

(c) STOCKHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS SECTION 2 IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT OR SUCH PROXY TERMINATES IN ACCORDANCE WITH ITS TERMS. Stockholder hereby further affirms that such irrevocable proxy is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby ratifies and confirms all that the individual voting such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL. Such irrevocable proxy shall be valid until the later to occur of (i) one year from the date hereof or (ii) the termination of this Agreement in accordance with its terms.

3. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Stockholder hereby, severally and not jointly, represents and warrants to Parent as follows:

(a) AUTHORIZATION. The Stockholder has the legal capacity to execute, deliver and perform this Agreement. This Agreement constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms. If the Stockholder is married and the Securities constitute community property under applicable law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder's spouse enforceable against such spouse in accordance with its terms.

(b) NO CONFLICT. The execution, delivery and performance by the Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) result in any breach or violation of or be in conflict with or constitute a default under any law or agreement or arrangement to which the Stockholder is a party or by which the Stockholder is bound, (ii) require any filing with or authorization by any governmental entity or (iii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of a loss of any benefit to which the Stockholder is entitled under any provision of any agreement or other instrument binding on the Stockholder.

(c) OWNERSHIP OF SECURITIES. Stockholder's Securities and the certificates representing such Securities are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, and Stockholder has good and marketable title to such Securities, free and clear of any (i) liens, proxies, voting trusts or agreements, understandings or arrangements and (ii) pledges, restrictions, charges or other adverse claims of any kind or nature, except as described in Section 3(e). Stockholder owns of record or beneficially no securities of the Company, or any options, warrants or rights exercisable for securities of the Company, other than the Securities set forth opposite the Stockholder's name on Schedule A hereto.

(d) MERGER AGREEMENT. Stockholder understands and acknowledges that Parent and Subsidiary are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

(e) OTHER MATTERS. All of the Securities that constitute currently outstanding shares of Company Common Stock (the "Current Securities") are owned by Prince Venture Partners III, L.P. ("Prince"). The general partner of Prince is Ventures. Stockholder is the general partner of Ventures and his beneficial ownership of the Current Securities derives solely from his status as the general partner of Ventures. Under the terms of the Partnership Agreement governing Prince, Prince must be wound up on September 15, 1998 and all of the assets of Prince are required to be distributed to the individual partners of Prince (the "Distributees") by that date (the "Distribution"), assuming that the Distributees have not previously taken action to amend the terms of the Partnership Agreement prior to that date. Stockholder, as the general partner of Ventures, intends to cause Ventures, as the general partner of Prince, to effect the Distribution as close in time to September 15, 1998 as is consistent with the obligations of Ventures to ensure that the Distribution is timely made. The Current Securities are included in the assets that will be the subject of the Distribution.

4. FURTHER ASSURANCES. Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote Stockholder's Securities as contemplated by Section 2.

5. ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6. TERMINATION. Except as otherwise provided in Section 1(d), this Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the earliest to occur of the Effective Time or the termination of the Merger Agreement in accordance with its terms. Nothing in this Section 6 shall relieve any party from liability for willful breach of this Agreement.

7. STOP TRANSFER. The Company agrees with, and covenants to, Parent that the Company shall not register the transfer of any certificate representing any Stockholder's Securities unless such transfer is made in accordance with the terms of this Agreement.

8.  GENERAL PROVISIONS.

(a) EXPENSES. All costs and expenses incurred by Parent in connection with this Agreement and the transactions contemplated hereby shall be paid by Parent. All costs and expenses incurred by Stockholder in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company.

(b) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(c) NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                            Mylan Laboratories Inc.
                            781 Chestnut Ridge Road
                             Post Office Box 4310
                             Morgantown, WV  26505
                        Telecopy Number (304) 599-7284

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

                                with a copy to:

                            John R. Previs, Esquire
                  Buchanan Ingersoll Professional Corporation
                               One Oxford Centre
                          301 Grant Street, 20th Floor
                           Pittsburgh, PA  15219-1410
                         Telecopy Number (412) 562-1041

and

                      (ii) if to a Stockholder, to the address set forth under the name of such Stockholder on Schedule A hereto:

                                with a copy to:

                             Henry Lesser, Esquire
                        Heller Ehrman White & McAuliffe
                             525 University Avenue
                           Palo Alto, CA  94301-1300
                         Telecopy Number (650) 324-0638

(d) INTERPRETATION. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

(e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(f) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(g) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

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9.  STOCKHOLDER CAPACITY.  As of the date of this Agreement, Stockholder is a director of the Company. Stockholder makes no agreement or understanding herein in his capacity as a director or officer of the Company. Each Stockholder signs solely in his capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, Stockholder's Securities and nothing herein shall limit or affect any actions taken by Stockholder in his capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

10. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of the United States.
This being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

STOCKHOLDER AGREES THAT, IN CONNECTION WITH ANY LEGAL SUIT OR PROCEEDING ARISING WITH RESPECT TO THIS AGREEMENT, STOCKHOLDER SHALL SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND AGREES TO VENUE IN SUCH COURTS. STOCKHOLDER HEREBY APPOINTS THE SECRETARY OF THE COMPANY AS HIS AGENT FOR SERVICE OF PROCESS FOR PURPOSES OF THE FOREGOING SENTENCE ONLY. EACH PARTY HERETO WAIVES ANY RIGHT TO JURY TRIAL IN CONNECTION WITH ANY SUCH SUIT OR PROCEEDING.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    MYLAN LABORATORIES INC.


                                    By:    /s/ Roderick P. Jackson
                                        ---------------------------------------
                                    Name:  Roderick P. Jackson
                                    Title: Senior Vice President


                                    PRINCE VENTURE PARTNERS III L.P.

                                    PRINCE VENTURES L.P.
                                    General Partner


                                    By:  /s/ Mark J. Gabrielson
                                        ---------------------------------------
                                    Mark J. Gabrielson,
                                    General Partner


                                    /s/ Mark J. Gabrielson
                                    -------------------------------------------
                                    Mark J. Gabrielson

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                                   SCHEDULE A
                                   ----------


STOCKHOLDER                                                           SECURITIES HELD
---------------------------------------------------------  -------------------------------------
Mark J. Gabrielson                                                      270,091*
c/o Penederm Incorporated
320 Lakeside Drive
Foster City, CA  94404



*  Held as indicated in Section 3(e) of the foregoing Agreement.

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